______________________________________   ____________________________________________________
     AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-784-8621
       55TH & SANSOM STREET                             PROOF OF JANUARY 11, 2000
      PHILADELPHIA, PA 19139                             VANTAGEMED CORPORATION
           (215) 764-8600                                       H 64822 Fc
______________________________________   ____________________________________________________
   SALES: M. SANDHU: 415-543-8585                     OPERATOR:                   MT
______________________________________   ____________________________________________________
HOME15/LIVE JOBS/V/VANTAGEMED/ H 64822                             NEW
______________________________________   ____________________________________________________


NUMBER                           (LOGO TO COME)                           SHARES

VMD

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                       CUSIP 99208W 10 6


This Certifies that









is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

------------------------------- VantageMed Corporation -------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:


               /s/ Richard W. Pendleton     [SEAL]     /s/ Joel Harris

                  SECRETARY                                 PRESIDENT


COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
                             TRANSFER AGENT
                              AND REGISTRAR
BY

                       AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- ............ Custodian .............
TEN ENT -- as tenants by the entireties                                 (Cust)                 (Minor)
JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
           survivorship and not as tenants                           Act.................................
           in common                                                               (State)
                                                UNIF TRF MIN ACT  -- .......... Custodian (until age....)
                                                                        (Cust)
                                                                     ............ under Uniform Transfers
                                                                        (Minor)
                                                                     to Minors Act.......................
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, ______________________________ hereby sell(s), assign(s)
and transfer(s) unto


_______________________
                          PLEASE INSERT SOCIAL SECURITY OR OTHER
_______________________   IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

                                       X _______________________________________

                                       X _______________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                         OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-18.



______________________________________   ____________________________________________________
     AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR: MARY TARTAGLIA: 215-784-8621
       55TH & SANSOM STREET                             PROOF OF JANUARY 11, 2000
      PHILADELPHIA, PA 19139                             VANTAGEMED CORPORATION
           (215) 764-8600                                       H 64822 Bk
______________________________________   ____________________________________________________
   SALES: M. SANDHU: 415-543-8585                     OPERATOR:                   MT
______________________________________   ____________________________________________________
HOME15/LIVE JOBS/V/VANTAGEMED/ H 64822                             NEW
______________________________________   ____________________________________________________